UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 13, 2020
DENNY’S CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-18051	13-3487402
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

203 East Main Street
Spartanburg, South Carolina 29319-0001
(Address of principal executive offices)
(Zip Code)

(864) 597-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$.01 Par Value, Common Stock	DENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On May 13, 2020, Denny's Corporation (the “Company”) entered into a Second Amendment to Third Amended and Restated Credit Agreement (the “Second Amendment”) among Denny's, Inc., as the Borrower, the Company, Denny's Realty, LLC ("Denny's Realty") and DFO, LLC ("DFO"), as Guarantors, certain lenders and Wells Fargo Bank, National Association, as Administrative Agent for the lenders (the “Second Amended Credit Facility”).

Commencing with the effective date of the Second Amendment until the date of delivery of the financial statements for the fiscal quarter ending June 30, 2021, the interest rate of the Second Amended Credit Facility shall be increased to LIBOR plus 3.00%. During this period, the Company will also have supplemental monthly reporting obligations to its lenders and will be prohibited from paying dividends and making stock repurchases and other general investments. Additionally, capital expenditures will be restricted beginning on the effective date of the Second Amendment through the fiscal quarter ending March 31, 2021.
The Second Amendment temporarily waives certain financial covenants until fiscal quarter ended March 31, 2021. In addition, the Second Amendment adds a monthly minimum liquidity covenant, defined as the sum of unrestricted cash and revolver availability, ranging from $60 million to $70 million, commencing on the effective date of the Second Amendment to May 26, 2021.
The foregoing is only a summary and it is qualified in its entirety by the specific terms of the Second Amendment, the full text of which is attached to this Form 8-K as Exhibit 10.1, which is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On May 14, 2020, Denny's Corporation issued a press release announcing financial results for the first quarter ended March 25, 2020. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit number	Description
10.1
Second Amendment to Third Amended and Restated Credit Agreement dated May 13, 2020 among Denny's Inc., as the Borrower, Denny's Corporation, as Parent, and each of the Subsidiaries of Parent party thereto, as Guarantors, and Wells Fargo Bank, National Association, as Administrative Agent on behalf of the Lenders.

99.1	Press release issued by Denny's Corporation on May 14, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denny's Corporation

Date: May 14, 2020	/s/ Robert P. Verostek
Robert P. Verostek
Senior Vice President and
Chief Financial Officer